III. FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
III. FINANCIAL RISK MANAGEMENT
III. FINANCIAL RISK MANAGEMENT

iii. Financial risk management

The multinational nature of Tenaris’s operations and customer base exposes the Company to a variety of risks, mainly related to market risks (including the effects of changes in foreign currency exchange rates and interest rates), credit risk and capital market risk. In order to manage the volatility related to these exposures, management evaluates exposures on a consolidated basis, taking advantage of exposure netting. The Company or its subsidiaries may then enter into various derivative transactions in order to prevent potential adverse impacts on Tenaris’s financial performance. Such derivative transactions are executed in accordance with internal policies and hedging practices.

A. Financial risk factors

(i) Capital risk management

Tenaris seeks to maintain a low debt to total equity ratio considering the industry and the markets where it operates. The year-end ratio of debt to total equity (where “debt” comprises financial borrowings and “total equity” is the sum of financial borrowings and equity) is 0.03 as of December 31, 2024 and 2023. The Company does not have to comply with regulatory capital adequacy requirements.

(ii) Foreign exchange risk

Tenaris manufactures and sells its products in a number of countries throughout the world and consequently is exposed to foreign exchange rate risk. Since the Company’s functional currency is the U.S. dollar the purpose of Tenaris’s foreign currency hedging program is mainly to reduce the risk caused by changes in the exchange rates of other currencies against the U.S. dollar.

Tenaris’s exposure to currency fluctuations is reviewed on a periodic and consolidated basis. A number of derivative transactions are performed in order to achieve an efficient coverage in the absence of operative or natural hedges. Almost all of these transactions are forward exchange rates contracts. See note 26 to these Consolidated Financial Statements.

Tenaris does not enter into derivative financial instruments for trading or other speculative purposes, other than non-material investments in structured products.

In the case of subsidiaries with functional currencies other than the U.S. dollar, the results of hedging activities, reported in accordance with IFRS, may not reflect entirely the management’s assessment of its foreign exchange risk hedging program. Intercompany balances between Tenaris’s subsidiaries may generate financial gains (losses) to the extent that functional currencies differ.

The value of Tenaris’s financial assets and liabilities is subject to changes arising from the variation of foreign currency exchange rates. The following table provides a breakdown of Tenaris’s main financial assets and liabilities (including foreign exchange derivative contracts) which impact the Company’s profit and loss as of December 31, 2024 and 2023.

All amounts Long / (Short) in thousands of U.S. dollars	As of December 31,
Currency Exposure / Functional currency	2024	2023
Euro / U.S. dollar	(183,985)	(203,608)
Saudi Arabian Riyal / U.S. dollar	(173,233)	(181,931)
Argentine Peso / U.S. dollar	(40,565)	(134,716)
Brazilian Real / U.S. dollar	(41,591)	(25,680)

The main relevant exposures correspond to:

  Euro / U.S. dollar

As of December 31, 2024 and 2023 consisting primarily of Euro-denominated intercompany liabilities at certain subsidiaries whose functional currency is the U.S. dollar. A change of 1% in the EUR/USD exchange rate would have generated a pre-tax gain / loss of $1.8 million and $2.0 million as of December 31, 2024 and 2023, respectively, which would have been to a large extent offset by changes in currency translation adjustment included in Tenaris’s net equity position.

  Saudi Arabian Riyal / U. S. dollar

As of December 31, 2024 and 2023 consisting primarily of Saudi Arabian Riyal-denominated financial and trade payables. The Saudi Arabian Riyal is tied to the U.S. dollar.

  Argentine Peso / U.S. dollar

As of December 31, 2024 and 2023 consisting primarily of Argentine Peso-denominated financial, trade, social and fiscal payables at certain Argentine subsidiaries whose functional currency is the U.S. dollar. A change of 1% in the ARS/USD exchange rate would have generated a pre-tax gain / loss of $0.4 million and $1.3 million as of December 31, 2024 and 2023 respectively.

  Brazilian Real / U.S. dollar

As of December 31, 2024 and 2023 consisting primarily of Brazilian Real-denominated liabilities at certain Brazilian subsidiaries whose functional currency is the U.S. dollar. A change of 1% in the BRL/USD exchange rate would have generated a pre/-tax gain / loss of $0.4 million and $0.3 million as of December 31, 2024 and 2023 respectively.

Considering the balances held as of December 31, 2024 on financial assets and liabilities exposed to foreign exchange rate fluctuations, Tenaris estimates that the impact of a simultaneous 1% favorable / unfavorable movement in the levels of foreign currencies exchange rates relative to the U.S. dollar, would be a pre-tax gain / loss of $5.8 million (including a loss / gain of $1.5 million due to foreign exchange derivative contracts), which would be partially offset by changes to Tenaris’s net equity position of $1.4 million. For balances held as of December 31, 2023, a simultaneous 1% favorable / unfavorable movement in the foreign currencies exchange rates relative to the U.S. dollar, would have generated a pre-tax gain / loss of $6.7 million (including a loss / gain of $2.3 million due to foreign exchange derivative contracts), which would have been partially offset by changes to Tenaris’s net equity position of $1.1 million.

Tenaris based its foreign exchange sensitivity analysis on a 1% variance for information purposes only, enabling the analysis to any particular variance.

(iii) Interest rate risk

Tenaris is subject to interest rate risk on its investment portfolio and its debt. The Company uses a mix of variable and fixed rate debt in combination with its investment portfolio strategy. The Company may choose to enter into foreign exchange derivative contracts and / or interest rate swaps to mitigate the exposure to changes in the interest rates.

The following table summarizes the proportions of variable-rate and fixed-rate debt as of each year end.

	As of December 31,
	2024		2023
	In thousands of U.S. dollars	%	In thousands of U.S. dollars	%
Fixed rate (*)	172,018	39%	294,946	51%
Variable rate	265,380	61%	288,491	49%
Total	437,398		583,437

(*) Out of the $172.0 million fixed rate borrowings, $162.1 million are short-term.

The Company estimates that, if market interest rates applicable to Tenaris’s borrowings had been 100 basis points higher, then the additional pre-tax loss would have been $5.5 million in 2024 and $6.4 million in 2023.

Tenaris based its interest rate sensitivity analysis on a 100 basis points variance for information purposes only, enabling the analysis to any particular variance.

(iv) Credit risk

Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures from customers, including outstanding receivables and committed transactions. The Company also actively monitors the creditworthiness of its treasury, derivative and insurance counterparties in order to minimize its credit risk.

There is no concentration of credit risk and no single customer comprised more than 10% of Tenaris’s net sales in 2024, 2023 and 2022.

Tenaris maintains a strong, longstanding relationship with Petróleos Mexicanos (“Pemex”), one of the world’s largest crude oil and condensates producers and one of its largest customers. Over the past several months, Pemex has delayed payments beyond the agreed-upon due dates, resulting in Tenaris having a significant credit exposure to Pemex, which represented approximately 17% of the Company’s overall credit exposure as of December 31, 2024, and approximately 20% of the Company’s overall credit exposure as of December 31, 2023. In December 2024, Pemex issued senior guaranteed floating rate notes due in 2025 that a financial institution purchased on the issue date, with Pemex agreeing to use a portion of the proceeds from the sale of such notes to pay off outstanding debt with one of the Company’s Mexican subsidiaries for approximately $200 million. The fee related to this transaction, amounting to approximately to $16 million, was borne by the Company and included in Other financial results.

Tenaris’s credit policies related to sales of products and services are designed to identify customers with acceptable credit history and to allow Tenaris to require the use of credit insurance, letters of credit and other instruments designed to minimize credit risks whenever deemed necessary. Tenaris maintains allowances for impairment for potential credit losses. See section II.K.

As of December 31, 2024, trade receivables amounted to $1,907.5 million. Trade receivables had guarantees under credit insurance of $208.5 million, letter of credit and other bank guarantees of $79.8 million. Overdue trade receivables amounted to $395.5 million, overdue guaranteed trade receivables amounted to $33.6 million; and the allowance for doubtful accounts amounted to $48.1 million.

As of December 31, 2023, trade receivables amounted to $2,480.9 million. Trade receivables had guarantees under credit insurance of $212.7 million, letter of credit and other bank guarantees of $48.4 million. Overdue trade receivables amounted to $679.6 million, overdue guaranteed trade receivables amounted to $24.4 million; and the allowance for doubtful accounts amounted to $49.0 million.

Management believes that both the allowance for doubtful accounts and the existing guarantees are sufficient to cover doubtful trade receivables.

(v) Counterparty risk

Tenaris has investment guidelines with specific parameters to limit issuer risk on marketable securities. Counterparties for derivatives and cash transactions are limited to high credit quality financial institutions, normally investment grade.

Approximately 91.4% of Tenaris’s liquid financial assets corresponded to Investment Grade-rated instruments as of December 31, 2024, in comparison with approximately 90.8% as of December 31, 2023.

(vi) Liquidity risk

Tenaris’s financing strategy aims to maintain adequate financial resources and access to additional liquidity. During 2024, Tenaris has counted on cash flows from operations as well as additional bank financing to fund its transactions.

Management maintains sufficient cash and marketable securities to finance normal operations and believes that Tenaris also has appropriate access to market for short-term working capital needs.

Liquid financial assets as a whole (comprising cash and cash equivalents and other investments) were 20% and 19% of total assets at the end of 2024 and 2023, respectively.

Tenaris has a conservative approach to the management of its liquidity, which consists of i) cash and cash equivalents (cash in banks, liquidity funds and investments with a maturity of less than three months at the date of purchase), and ii) other investments (fixed income securities, time deposits, and fund investments).

Tenaris holds primarily investments in money market funds and variable or fixed-rate securities from investment grade issuers.

Tenaris holds its investments primarily in U.S. dollars. As of December 31, 2024 and 2023, U.S. dollar denominated liquid assets plus investments denominated in other currencies hedged to the U.S. dollar represented approximately 93% and 94% of total liquid financial assets, respectively.

(vii) Commodity price risk

In the ordinary course of its operations, Tenaris purchases commodities and raw materials that are subject to price volatility caused by supply conditions, political and economic variables and other factors. As a consequence, Tenaris is exposed to risk resulting from fluctuations in the prices of these commodities and raw materials. Tenaris fixes the prices of such raw materials and commodities for short-term periods, typically not in excess of one year, and in general hedging for these risks is performed on a limited basis.

B. Category of financial instruments and classification within the fair value hierarchy

As mentioned in note II.V, the Company classifies its financial instruments in the following measurement categories: amortized cost, fair value through other comprehensive income and fair value through profit and loss. For financial instruments that are measured in the statement of financial position at fair value, IFRS 13, “Fair value measurement” requires a disclosure of fair value measurements by level according to the following fair value measurement hierarchy:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

Level 3: Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The following tables present the financial instruments by category and levels as of December 31, 2024 and 2023.

	Carrying amount	Measurement Categories			At Fair Value
December 31, 2024		Amortized Cost	FVOCI	FVPL	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	675,256	320,212	-	355,044	355,044	-	-
Other investments	2,372,999	722,328	1,273,673	376,998	1,650,671	-	-
Fixed income (time-deposit, zero coupon bonds, commercial papers)	722,328	722,328	-	-	-	-	-
Certificates of deposits	582,142	582,142	-	-	-	-	-
Commercial papers	130,034	130,034	-	-	-	-	-
Other notes	10,152	10,152	-	-	-	-	-
Bonds and other fixed income	1,273,673	-	1,273,673	-	1,273,673	-	-
U.S. government securities	645,841	-	645,841	-	645,841	-	-
Non-U.S. government securities	31,383	-	31,383	-	31,383	-	-
Corporates securities	586,229	-	586,229		586,229	-	-
Other notes	10,220		10,220		10,220
Mutual Fund	376,998	-	-	376,998	376,998	-	-
Derivative financial instruments	7,484	-	-	7,484	-	7,484	-
Other Investments Non-current	1,005,300	140,292	857,959	7,049	857,959	-	7,049
Bonds and other fixed income	857,959	-	857,959	-	857,959	-	-
Fixed income (time-deposit, zero coupon bonds, commercial papers)	140,292	140,292	-	-	-	-	-
Other investments	7,049	-	-	7,049	-	-	7,049
Trade receivables	1,907,507	1,907,507	-	-	-	-	-
Receivables C and NC	435,973	191,058	-	-	-	-	-
Other receivables	191,058	191,058	-	-	-	-	-
Other receivables (non-financial)	244,915	-	-	-	-	-	-
Total		3,281,397	2,131,632	746,575	2,863,674	7,484	7,049
Liabilities
Borrowings C and NC	437,398	437,398	-	-	-	-	-
Trade payables	880,261	880,261	-	-	-	-	-
Other liabilities C and NC	887,526	31,985	-	243,264	-	-	243,264
Other liabilities (*)	275,249	31,985	-	243,264	-	-	243,264
Other liabilities (non-financial)	612,277	-	-	-	-	-	-
Lease Liabilities C and NC	144,926	144,926	-	-	-	-	-
Derivative financial instruments	8,300	-	-	8,300	-	8,300	-
Total		1,494,570	-	251,564	-	8,300	243,264

(*) Includes liability related to share buyback program. See note 35 to these Consolidated Financial Statements.

Certain non-financial assets and liabilities were included in the above table to allow reconciliation with the Statements of Financial Position.

Due to their short time nature, the carrying amounts of trade receivables, trade payables, other financial receivables (including contract assets), other financial liabilities and other investments are considered to be similar to their fair values.

	Carrying amount	Measurement Categories			At Fair Value
December 31, 2023		Amortized Cost	FVOCI	FVPL	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	1,637,821	1,414,397	-	223,424	223,424	-	-
Other investments	1,969,631	896,166	834,281	239,184	1,073,465	-	-
Fixed income (time-deposit, zero coupon bonds, commercial papers)	896,166	896,166	-	-	-	-	-
U.S. Sovereign Bills	282,225	282,225	-	-	-	-	-
Certificates of deposits	334,637	334,637	-	-	-	-	-
Commercial papers	196,708	196,708	-	-	-	-	-
Other notes	82,596	82,596	-	-	-	-	-
Bonds and other fixed income	834,281	-	834,281	-	834,281	-	-
U.S. government securities	126,399	-	126,399	-	126,399	-	-
Non-U.S. government securities	10,943	-	10,943	-	10,943	-	-
Corporates securities	696,939	-	696,939	-	696,939	-	-
Mutual Fund	239,184	-	-	239,184	239,184	-	-
Derivative financial instruments	9,801	-	-	9,801	-	9,801	-
Other Investments Non-current	405,631	-	398,220	7,411	398,220	-	7,411
Bonds and other fixed income	398,220	-	398,220	-	398,220	-	-
Other investments	7,411	-	-	7,411	-	-	7,411
Trade receivables	2,480,889	2,480,889	-	-	-	-	-
Receivables C and NC	414,778	93,144	-	-	-	-	-
Other receivables	93,144	93,144	-	-	-	-	-
Other receivables (non-financial)	321,634	-	-	-	-	-	-
Total		4,884,596	1,232,501	479,820	1,695,109	9,801	7,411
Liabilities
Borrowings C and NC	583,437	583,437	-	-	-	-	-
Other liabilties C and NC	693,913	-	-	86,240	-	-	86,240
Other liabilities (*)	86,240	-	-	86,240	-	-	86,240
Other liabilities (non-financial)	607,673	-	-	-	-	-	-
Trade payables	1,107,567	1,107,567	-	-	-	-	-
Lease Liabilities C and NC	134,433	134,433	-	-	-	-	-
Derivative financial instruments	11,150	-	-	11,150	-	11,150	-
Total		1,825,437	-	97,390	-	11,150	86,240

(*) Includes liability related to share buyback program. See note 35 to these Consolidated Financial Statements.

Certain non-financial assets and liabilities were included in the above table to allow reconciliation with the Statements of Financial Position.

Due to their short time nature, the carrying amounts of trade receivables, trade payables, other financial receivables (including contract assets), other financial liabilities and other investments are considered to be similar to their fair values.

There were no transfers between levels during the year.

The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Tenaris is the current bid price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.

The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Tenaris values its assets and liabilities included in this level using bid prices, interest rate curves, broker quotations, current exchange rates, forward rates and implied volatilities obtained from market contributors as of the valuation date.

If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. The Company values its assets and liabilities in this level using management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date. As of December 31, 2024 and 2023, main balances in this level included a liability related to the shares to be settled under the share buyback program. Unobservable inputs related to this balance include assumptions regarding average purchase prices of previous periods, and management's past experience related to the conclusion of the share buy-back program itself. A reasonable change in the inputs used would not affect the fair value of the liability materially. For more information see note 35.

The following table presents the changes in Level 3 assets:

	Year ended December 31,
	2024	2023
At the beginning of the year	7,411	54,987
Decrease (*)	(185)	(47,467)
Currency translation adjustment and others	(177)	(109)
At the end of the year	7,049	7,411

(*) For the year 2023, related to the sale of Venezuela awards. For more information see note 6.

The following table presents the changes in Level 3 liabilities:

	Year ended December 31,
	2024	2023
At the beginning of the year	86,240	-
Settlement of share buy back program liability	(86,240)	-
Increase in share buyback program liability	243,264	86,240
At the end of the year	243,264	86,240

C. Fair value estimation

Financial assets or liabilities classified at fair value through profit or loss are measured under the framework established by the IASB accounting guidance for fair value measurements and disclosures.

The fair values of quoted investments are generally based on current bid prices. If the market for a financial asset is not active or no market is available, fair values are established using standard valuation techniques.

The fair value of all outstanding derivatives is determined using specific pricing models that include inputs that are observable in the market or can be derived from or corroborated by observable data. The fair value of forward foreign exchange contracts is calculated as the net present value of the estimated future cash flows in each currency, based on observable yield curves, converted into U.S. dollars at the spot rate of the valuation date.

Borrowings are classified under other financial liabilities and measured at their amortized cost. Tenaris estimates that the fair value (level 2) of its main borrowings is approximately 98.3% and 99.8% of its carrying amount (including interests accrued) in 2024 and 2023 respectively. Fair values were calculated using standard valuation techniques for floating rate instruments and comparable market rates for discounting cash flows.

The carrying amount of investments recognized at amortized cost approximates its fair value.

D. Accounting for derivative financial instruments and hedging activities

Tenaris uses derivative financial instruments principally to manage its exposure to fluctuations in exchange rates and prices of raw materials. Derivative financial instruments are classified as current or non-current assets or liabilities based on their maturity dates. Derivative financial instruments are initially recognized in the statement of financial position at fair value. Tenaris uses market prices or specific tools for calculation of each instrument’s fair value, these tools are tested for consistency on a monthly basis. Market rates are used for all pricing operations. These include exchange rates, deposit rates and other discount rates matching the nature of each underlying risk. Gains or losses arising from changes in fair value of derivatives are recognized in Financial Results in the Consolidated Income Statement, except for derivatives that are designated and qualify for hedge accounting.

Tenaris designates certain derivatives as hedges of particular risks associated with recognized assets or liabilities or highly probable forecast transactions. These transactions are classified as cash flow hedges. The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in equity. Amounts accumulated in equity are then recognized in the income statement in the same period as the offsetting losses and gains on the hedged item. The gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Tenaris’s derivative financial instruments (assets or liabilities) continues to be reflected in the statement of financial position.

For transactions designated and qualifying for hedge accounting, Tenaris documents at the inception of the transaction the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. Tenaris also documents its assessment on an ongoing basis, of whether the hedging instruments are highly effective in offsetting changes in the fair value or cash flow of hedged items. At December 31, 2024 and 2023, the effective portion of designated cash flow hedges which is included in Other Reserves in equity amounted to $0.6 million debit and $8.1 million credit respectively.

The fair values of various derivative instruments used for hedging purposes and the movements of the hedging reserve included within Other Reserves in equity are disclosed in note 26 to these Consolidated Financial Statements.